                                                                Exhibit 99.1

                            SOLUTIA EUROPE SA/NV
                            --------------------
                   EURO 200,000,000 10.00% NOTES DUE 2008
                   --------------------------------------

                 AMENDMENT NO. 1 TO FISCAL AGENCY AGREEMENT
                 ------------------------------------------
                      AND TERMS AND CONDITIONS OF NOTES
                      ---------------------------------

THIS AMENDMENT NO. 1 TO FISCAL AGENCY AGREEMENT AND TERMS AND CONDITIONS OF NOTES (this "AMENDMENT") dated 9 November, 2004 is AMONG:

(1) SOLUTIA EUROPE SA/NV a societe anonyme/naamloze vennootschap (limited liability company) organized under the laws of Belgium and registered in the Legal Entities Register under number 0460.474.440 (the "ISSUER");

(2) KREDIETBANK S.A. LUXEMBOURGEOISE acting through its office at 43 boulevard Royal, 2955 Luxembourg, as fiscal agent and paying agent (Kredietbank S.A. Luxembourgeoise or any successors, assigns or additional fiscal and paying agent appointed hereunder being called the "FISCAL AGENT");

(3) KBC BANK NV acting through its registered office at Havenlaan 2, 1080 Brussels, Belgium, and registered in the Legal Entities Register under number 0462.920.226 and with VAT number BE 462.920.226, as principal paying agent (KBC Bank NV or any successors or assigns being called the "PRINCIPAL PAYING AGENT" or together with the Fiscal Agent, the "PAYING AGENTS"); and

(4) KBC BANK NV acting through its registered office at Havenlaan 2, 1080 Brussels, Belgium, and registered in the Legal Entities Register under number 0462.920.226, as principal paying agent (KBC Bank NV or any successors or assigns being called the "COLLATERAL AGENT").


                             W I T N E S S E T H

WHEREAS, on 11 February 2000, the Issuer agreed to issue euro 200,000,000
6.25 percent Notes due 2005 (the "ORIGINAL NOTES") pursuant to a subscription agreement dated 11 February 2000, and the Paying Agents, subject to the terms and conditions set forth in a fiscal agency agreement dated 11 February 2000 agreed to act as the fiscal agent, paying agent and principal paying agent in respect of the Original Notes.

WHEREAS, the Issuer agreed to amend and restate the Original Notes as euro 200,000,000 10.00 percent Notes due 2008 together with the Terms and Conditions of Notes annexed thereto and incorporated by reference therein (the Terms and Conditions of Notes, as amended, modified or supplemented from time to time, including all exhibits and schedules thereto, and including the modifications contemplated by this Amendment, the "TERMS AND CONDITIONS OF NOTES" and such Notes, as amended, modified, supplemented or replaced from time to time, including all exhibits and schedules thereto, the "NOTES") in accordance with a meeting of the holders of the Original Notes held on 29 January 2004 pursuant to article 568 of the Belgian Companies Code. In connection therewith, the Issuer entered into certain agreements, including, without limitation



(i) the Fiscal Agency Agreement dated 11 February 2004 with the Paying Agents (as amended, modified or supplemented from time to time, the "FISCAL AGENCY AGREEMENT"), (ii) the Agreement of Understanding and Restructuring dated 30 January 2004 with the holders of the Notes party thereto (the "AGREEMENT OF UNDERSTANDING") and (iii) the Collateral Agency Agreement dated 11 February 2004 with the Subsidiary Guarantors party thereto, the Collateral Agent and the holders of the Notes party thereto (as amended, modified or supplemented from time to time, the "COLLATERAL AGENCY AGREEMENT"). The Terms and Conditions of the Notes are annexed as Schedule 1 to the Fiscal Agency Agreement and the Collateral Agency Agreement is annexed as Schedule 6 to the Fiscal Agency Agreement.

WHEREAS, in accordance with Clause 13 and Schedule 5 to the Fiscal Agency Agreement and at the direction of the Issuer, a meeting of the holders of the Notes was held at the offices of Allen & Overy LLP at Tervurenlaan 268A, 1150 Brussels, Belgium on 8 November, 2004, in accordance with article 568 of the Belgian Company Code (the "THIRD NOTEHOLDERS' MEETING") to consider the resolutions set forth in the convening notice (the "THIRD NOTEHOLDERS' MEETING NOTICE") sent and published by or on behalf of the Issuer.

WHEREAS, a quorum of two or more persons holding or representing at least 50 percent of the aggregate principal amount of the Notes Outstanding was present at the Third Noteholders' Meeting, and holders holding or representing at least 75 percent of the aggregate principal amount of the Notes Outstanding present or represented at the Third Noteholders' Meeting agreed at the Third Noteholders' Meeting to adopt the resolutions set forth in the minutes of the Third Noteholders' Meeting attached as Exhibit A hereto (the "THIRD NOTEHOLDERS' MEETING MINUTES") and, subject to the provisions set forth in the Third Noteholders' Meeting Minutes, to consummate the transactions contemplated by this Amendment, including, without limitation, the amendments set forth herein providing for the Pharma Sale and the application of at least 95 percent of the Net Cash Proceeds thereof to redeem the Notes, all as more specifically set forth herein and therein.

WHEREAS, the Board of Directors of the Issuer has approved on behalf of the Issuer the resolutions approved by the Third Noteholders' Meeting and the consummation of the transactions contemplated by the resolutions approved by the Third Noteholders' Meeting and this Amendment.

WHEREAS, the Issuer will submit the Dutch and French versions of the resolutions of the Third Noteholders' Meeting to the registry of the commercial court for publication in the Belgian Official Gazette (such notice the "ISSUER PUBLICATION NOTICE") and cause the resolutions of the Third Noteholders' Meeting to be published in accordance with the laws of Belgium.

NOW, THEREFORE, for due and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. DEFINED TERMS. Capitalized terms used herein (including
                    -------------
the recitals) and not otherwise defined herein have the respective meanings assigned to them in the Terms and Conditions of Notes.



         Section 2. AMENDMENTS TO THE TERMS AND CONDITIONS OF THE NOTES.
                    ---------------------------------------------------

         (a) The Terms and Conditions of Notes are hereby amended by amending and restating Section 5(a)(i) in its entirety as follows:

         "(i) The Issuer may, at its option, redeem the Notes in whole or in part in increments of not less than (euro)10,000,000 in principal amount of the Notes, upon at least 30 days' but not more than 60 days' notice to the Fiscal Agent, the Collateral Agent and the Noteholders, in each case solely with Net Cash Proceeds actually received by any Credit Party from any Disposition of assets permitted by these Terms and Conditions of Note at their principal amount together with interest accrued (if any) thereon and arrears of interest (if any) in respect thereof to but excluding the date fixed for redemption, and any Additional Amounts payable under the Notes; provided however, that notwithstanding the foregoing, the Issuer shall be required to redeem the Notes in increments of
         (euro)1,000 or whole multiples of (euro)1,000 upon at least 30 days but not more than 60 days' notice to the Fiscal Agent, Collateral Agent and the Noteholders, with at least 95 percent of the Net Cash Proceeds actually received by the Issuer or any of its Subsidiaries from the Pharma Sale at a redemption price of 109.00% of the principal amount of Notes so redeemed, it being understood that such Net Cash Proceeds shall be applied to both redeem the relevant principal amount of Notes, pay the related redemption premium of such principal amount and pay all accrued and unpaid interest on such principal amount so redeemed through but excluding the date fixed for redemption. In furtherance and not in limitation of the foregoing, the Issuer undertakes to calculate the Net Cash Proceeds of the Pharma Sale and deliver a notice commencing the process for the required redemption of the Notes set forth above to the Fiscal Agent within two weeks after the closing of the Pharma Sale."

         (b) The Terms and Conditions of the Notes are hereby amended by amending and restating Section 5(a)(iii)(1) in its entirety as follows:

         "(1) If the Issuer elects to redeem Notes pursuant to the optional redemption provisions of clause (i) or (ii) above or is required to redeem Notes pursuant to the redemption provisions of clause (i) above, it will furnish to the Fiscal Agent, the Collateral Agent and the Noteholders, at least 30 days, but not more than 60 days, before a redemption date, an officers' certificate setting forth
         (w) the section of these Terms and Conditions of Notes pursuant to which the redemption shall occur, (x) the redemption date, (y) the principal amount of Notes to be redeemed and (z) the redemption price."

         (c) The Terms and Conditions of the Notes are hereby amended by deleting the word "optional" in the first sentence of Section 5(a)(iii)(2).

         (d) The Terms and Conditions of Notes are hereby amended by adding the following paragraph after the last paragraph of Section 7(a).


         "Notwithstanding anything in Section 7(a) to the contrary, (i) none of the Credit Parties shall be required to pledge to the Collateral Agent the Capital Stock of any Subsidiary of the Issuer, Carbogen or Amcis that is formed to facilitate the Pharma Sale, (ii) any Subsidiary of the Issuer, Carbogen or Amcis that is formed to facilitate the Pharma Sale shall not be required to pledge to the Collateral Agent any intercompany loan made to such Subsidiary, and
         (iii) none of the Credit Parties or any Subsidiary that is formed in anticipation of or to facilitate the Pharma Sale shall otherwise be required to comply with the requirements of this Section 7(a) with respect to such Subsidiary so long as the Pharma Sale is consummated on or prior to the applicable date set forth in the definition of Pharma Sale. The Issuer shall be deemed to have satisfied the requirements of Section 13.8(b) of the Mortgage Mandate (hypothecaire volmacht) dated 11 February 2004 made by the Issuer in favor of the Collateral Agent (the "MORTGAGE MANDATE") which requires the Issuer to use its best efforts to obtain the consent of the Gemeentelijk Havenbedrijf (the "PORT AUTHORITY", i.e. the public authority responsible for the management of the Antwerp port) to the Mortgage Mandate and to the granting of a mortgage in relation to the Antwerp Property, it being understood that the Issuer shall have no further obligation with respect to the actions contemplated thereby unless otherwise expressly requested by Requisite Noteholders."

         (e) The Terms and Conditions of Notes are hereby amended by adding the following paragraph as Section 8(c)(D):

         "(D) the Credit Parties may undertake the Pharma Sale to the extent that the Net Cash Proceeds thereof are applied to redeem the Notes as further provided in Section 5 hereof. If the Credit Parties undertake the Pharma Sale:

         (1) Immediately prior to the closing of the Pharma Sale, the Issuer shall deliver to the Collateral Agent and the Committee or its counsel at the last known address an officers' certificate (i) stating that the relevant Collateral subject to the Pharma Sale is being sold or otherwise disposed of in compliance with the terms and conditions of the Terms and Conditions of the Notes, (ii) specifying the Capital Stock and other Collateral being sold or otherwise disposed of in the Pharma Sale (the "PHARMA COLLATERAL") and (iii) stating that the Net Cash Proceeds of the Pharma Sale will be calculated and a notice commencing the process for the redemption of the Notes on the terms and conditions set forth in
         Section 5 will be delivered to the Fiscal Agent within two weeks after the closing of the Pharma Sale. Upon the receipt of such officers' certificate, the Collateral Agent shall, at the Issuer's expense, execute and deliver release and termination documentation in substantially the forms annexed as Attachments 2 - 12 to the Agreement of Understanding, (v) to release, in accordance with applicable laws, all collateral pledged by Amcis and Carbogen pursuant to the Collateral Documents entered into by Amcis and Carbogen, as the case may be, (w) to remove from the scope of the security created pursuant to the Collateral Documents entered into by the Issuer, the assets of the Issuer transferred pursuant to the Pharma Sale, and to grant all waivers necessary thereunder to permit the



         Issuer to dispose of such assets, (x) to terminate or cancel all Collateral Documents entered into by Amcis or Carbogen, as the case may be and in accordance with applicable law, (y) in the event any of the stock of Amcis or Carbogen, as the case may be, is sold or otherwise transferred in connection with the Pharma Sale or Amcis or Cabogen, as the case may be, are to be dissolved or otherwise cease to exist in connection with or following the Pharma Sale, terminate or cancel the Pledge Agreements entered into by the Issuer relating to the pledge of stock of Amcis and Carbogen, and
         (z) to provide that any such release or removal of collateral and waiver, amendment, cancellation or termination of such Collateral Documents and disposal of assets will not constitute an Event of Default under the Notes or any of the Credit Documents.

         (2) Upon the receipt of an officers' certificate stating that the Issuer reasonably expects the Pharma Sale to close within 7 Business Days, the Collateral Agent shall, at the Issuer's expense, execute and deliver release and termination documentation in substantially the forms annexed as Attachments 13 and 14 to the Agreement of Understanding, (a) to remove, in accordance with applicable laws, from the scope of the security created pursuant to the Collateral Documents and to grant all waivers necessary thereunder to that effect, any intercompany loans from the Issuer or SSI to Amcis or Carbogen, (b) to amend, in accordance with applicable law, all Collateral Documents entered into by the Issuer or SSI, as the case may be, to effectuate the transaction contemplated in clause (a) above, and (c) to provide that any such release or removal of collateral and waiver, amendment, cancellation or termination of such Collateral Documents and disposal of assets will not constitute an Event of Default under the Notes or any of the Credit Documents. In the event that the above-referenced release and termination documentation is executed and delivered, and the Issuer subsequently determines that the Pharma Sale is not reasonably expected to close on or prior to 1 September 2005 or that the Pharma Sale is not reasonably expected to close within 45 days of the execution and delivery of such release and termination documentation, the Collateral Agent shall, at the Issuer's expense, execute and deliver such documentation and take such other actions as the Requisite Noteholders may instruct for the purpose of pledging or otherwise granting to the Collateral Agent a first priority perfected security interest in such intercompany loans."

         (f) The Terms and Conditions of Notes are hereby amended by adding the following proviso at the end of the first proviso set forth in Section 8(f) thereof:

         "; and provided further that, (i) the Issuer, Amcis, Carbogen or any Subsidiary of the Issuer, Amcis or Carbogen created to facilitate the Pharma Sale may purchase or acquire assets of its Affiliates relating to the Pharma Sale for fair consideration not to exceed Euro 2,500,000 and on terms no less favorable to it than would be obtainable in a comparable arms length transaction with a Person that is not an Affiliate, and (ii) no Credit Documents need to be amended and no additional Credit Documents need to be entered into by the purchaser as a result of the purchase of such assets described in clause (i) of this proviso so long as the Pharma Sale is consummated on or prior to the applicable date set forth in the definition of Pharma Sale."

         (g) The Terms and Conditions of Notes are hereby amended by adding the following sentence at the end of Section 8(l) thereof:

         "Notwithstanding the foregoing, the Issuer may become and remain liable as lessee with respect to a lease of the real property referred to in Section 8(c)(iv) hereof located at Louvain-la-Neuve, Belgium that is sold or otherwise disposed of by the Issuer in accordance with Section 8(c)(iv) hereof (any such sale and leaseback transaction is referred to as the "LOUVAIN SALE-LEASEBACK"). The Collateral Agent is instructed by the Requisite Noteholders to release its liens on the interests in real property sold by the Issuer subject to the Louvain Sale-Leaseback (it being understood that any leasehold real property interests of the Issuer that are held by the Issuer after giving effect to such transaction or transactions shall be subject to such mortgage or equivalent security in accordance with Belgian law) and amend in accordance with any applicable laws any relevant Collateral Documents entered into by the Issuer, to the extent necessary, immediately prior to the Louvain Sale-Leaseback."

         (h) The Terms and Conditions of Notes are hereby amended by adding the following at the end of Section 9(f) thereof:

         "; provided that no breach or Event of Default arising under this
         Section 9(f) shall occur or be deemed to have occurred relating to the grant and creation of a legal, valid and enforceable security interest in the Capital Stock owned by the Issuer in itself or any failure to disclose such Lien pursuant to any Credit Document."

         (i) The Terms and Conditions of Notes are hereby amended by adding the following at the end of Section 9(m)(i) thereof:

         "; and such Form 8-K shall also include a narrative discussion and analysis in reasonable detail of the business, financial condition, results of operations and liquidity of the Issuer and its Subsidiaries as of the end of such fiscal quarter, together with a brief description of the material developments in the business of the Issuer and its Subsidiaries over such fiscal period."

         (j) The Terms and Conditions of Notes are hereby amended by adding the following at the end of Section 9(m)(ii) thereof:

         "; and such Form 8-K shall also include a narrative discussion and analysis in reasonable detail of the business, financial condition, results of operations and liquidity of the Issuer and its Subsidiaries as of the end of such fiscal year, together with a brief description of the material developments in the business of the Issuer and its Subsidiaries over such fiscal period."



         (k) The Terms and Conditions of Notes are hereby amended by adding the following sentence at the end of the last paragraph of Section 9 thereof:

         "In no event shall the consummation of the Pharma Sale or the release of Liens, the release and termination or amendment of the Subsidiary Guaranties and Collateral Documents, or the removal from the scope of the security created pursuant to the Collateral Documents and the granting of waivers necessary thereunder to that effect, of any intercompany loans from the Issuer or SSI to Amcis or Carbogen and the amendment of any Collateral Documents relating thereto, in each case as contemplated by, and in accordance with,
         Section 8(c)(D) hereof in connection with the Pharma Sale, constitute an Event of Default and in no event shall the release of Liens or the amendment of Collateral Documents contemplated by the second sentence of Section 8(l) hereof in connection with the Louvain Sale-Leaseback, constitute an Event of Default. In addition, in no event shall any attempt by the Issuer or any other Credit Party to sell or otherwise dispose of the Capital Stock of Amcis or Carbogen constitute a breach under Section 5.4(d) of the Share Pledge Agreements dated 11 February 2004 made by the Issuer in favor of the Collateral Agent providing for the pledge by the Issuer of the Capital Stock of Amcis and Carbogen (the "SWISS PLEDGE AGREEMENTS") or constitute an Event of Default hereunder."

         (l) The Terms and Conditions of Notes are hereby amended by adding to Section 19 thereof the following proviso at the end of the definition of "Subsidiary Guarantor":

         "; provided that each of Amcis and Carbogen shall automatically cease to be a Subsidiary Guarantor immediately prior to the consummation of the Pharma Sale on the terms and conditions set forth herein."

         (m) The Terms and Conditions of Notes are hereby amended by adding to Section 19 the following proviso at the end of the definition of "Subsidiary Guaranty":

         "; provided that the Subsidiary Guaranties of each of Amcis and Carbogen shall be terminated automatically immediately prior to the consummation of the Pharma Sale on the terms and conditions set forth herein."

         (n) The Terms and Conditions of Notes are hereby amended by adding to Section 19 the following definitions, which shall be inserted in proper alphabetical order:

         "`Agreement of Understanding' means the Agreement of Understanding
           --------------------------
         and Waivers dated as of 9 November 2004 among the Issuer and the Noteholders party thereto."

         "`Amendment' means Amendment No. 1 to Fiscal Agency Agreement and
           ---------
         Terms and Conditions of Notes dated as of 9 November 2004 among the Issuer, the Paying Agents and the Collateral Agent."


         "`Committee' means an ad hoc committee of the holders of the Notes
           ---------
         comprised of funds and accounts managed by Mariner Investment Group, Inc., Post Advisory Group, LLC and Watershed Asset Management L.L.C."

         "`Louvain Sale-Leaseback' has the meaning specified therefor in
           ----------------------
         Section 8(l) of the Terms and Conditions of Notes."

         "`Mortgage Mandate' has the meaning specified therefor in Section
           ----------------
         7(a) of the Terms and Conditions of Notes."

         "`Pharma Collateral' has the meaning specified therefor in Section
           -----------------
         8(c)(D)(1) of the Terms and Conditions of Notes."

         "`Pharma Sale' means the sale of the Solutia Group's pharmaceutical
           -----------
         services division, offering a comprehensive portfolio of services to the pharmaceutical and biopharmaceutical industry at all stages of drug development, related intellectual property, specified contracts relating to the pharmaceutical business and advisory services relating thereto, which may include (i) the sale of assets of any or all of the following: the Issuer, Carbogen, Amcis or any Subsidiary of the Issuer, Carbogen or Amcis created to facilitate the Pharma Sale and/or (ii) the sale of some or all of the stock of Carbogen, Amcis or any Subsidiary of the Issuer, Carbogen or Amcis created to facilitate the Pharma Sale, all to the extent that such assets constitute part of the pharmaceutical services division, all to the extent that unless otherwise agreed to by the Requisite Noteholders or the Committee in writing, (a) the Board of Directors of the Issuer has determined, as set forth in a board resolution, a copy of which has been delivered to the Collateral Agent and the Requisite Noteholders or the Committee at the address of their last known counsel, that (i) the Issuer is receiving fair value in connection with the Pharma Sale and the Pharma Sale is to a Person or Persons that is not an Affiliate of the Issuer, (ii) the Pharma Sale is in the best interest of the Issuer, (iii) the Issuer and its Subsidiaries will receive not less than 90% of the total consideration received by the Solutia Group in connection with the Pharma Sale and (iv) not less than 75% of the Net Cash Proceeds to be received by the Issuer and its Subsidiaries in connection with the Pharma Sale are received by the Issuer and its Subsidiaries at the consummation of the sale in cash or cash equivalents, (b) such sale shall be consummated on or prior to 1 September 2005 and (c) the Issuer shall apply at least 95 percent of the Net Cash Proceeds actually received by the Credit Parties from the Pharma Sale to redeem the Notes in accordance with Section 5 hereof."

         "`Solutia Group' means Solutia Inc. and its domestic and foreign
           -------------
         subsidiaries."

         "`Swiss Pledge Agreements' has the meaning specified therefor in
           -----------------------
         Section 9 of the Terms and Conditions of Notes."

         Section 3. MISCELLANEOUS.
                    -------------

         (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each party hereof and the publication of the Issuer Publication Notice in the Belgium Official Gazette and shall constitute a Credit Document.

         (b) In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. In case of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agree on the replacement of such provision by a provision which is legal, valid and enforceable and which is to the extent practicable in accordance with the intents and purposes of this Amendment and which in economic effect comes as close as practicable to the provision being replaced.

         (c) This Amendment is executed in English only, and no translation thereof shall be binding on the parties hereto or consulted in order to interpret this Amendment.

         (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         (e) Upon the execution of this Amendment and the publication of the Issuer Publication Notice in the Belgium Official Gazette, the Terms and Conditions of Notes and the Notes theretofore issued shall be deemed to be modified and amended in accordance with this Amendment, and all the terms and conditions of this Amendment shall be and be deemed to be part of the Terms and Conditions of Notes and the Notes theretofore issued for any and all purposes.


                [remainder of page intentionally left blank]





                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

--------------------------------------------------------------------------------
                                        SOLUTIA EUROPE SA/NV


                                        By:      /s/ Kristel Deroover
                                           -------------------------------------
                                                 Name: Kristel Deroover
                                                 Title:  Proxy Holder


--------------------------------------------------------------------------------
                                        KREDIETBANK S.A. LUXEMBOURGEOISE, as
                                        fiscal agent


                                        By:      /s/ Dirk De Bleser
                                           -------------------------------------
                                                 Name: Dirk De Bleser
                                                 Title: Head Operations and
                                                        Accounting; Proxy Holder


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                                        KBC BANK NV, as principal paying agent


                                        By:      /s/ Dirk De Bleser
                                           -------------------------------------
                                                 Name: Dirk De Bleser
                                                 Title: Head Operations and
                                                        Accounting; Proxy Holder

--------------------------------------------------------------------------------
                                        KBC BANK NV, as collateral agent


                                        By:      /s/ Dirk De Bleser
                                           -------------------------------------
                                                 Name: Dirk De Bleser
                                                 Title: Head Operations and
                                                        Accounting; Proxy Holder

--------------------------------------------------------------------------------